UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

Continental Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36293	61-1718923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12950 Worldgate Drive, Suite 700 Herndon, VA	20170
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 480-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2015, the stockholders of Continental Building Products, Inc. (the “Company”) approved the Continental Building Products, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) at the Company’s 2015 Annual Meeting. The Employee Stock Purchase Plan provides for the sale of up to a maximum of 600,000 shares of Company common stock to plan participants. Shares issued under the Employee Stock Purchase Plan will reduce, on a share-for-share basis, the number of shares of Company common stock already available for issuance pursuant to the Company’s 2014 Stock Incentive Plan. For more information regarding the Employee Stock Purchase Plan, please refer to Proposal 2 – Approval of the Continental Building Products, Inc. Employee Stock Purchase Plan, in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2015 (the “Proxy Statement”).

On May 19, 2015, Mr. James Bachmann, the Company’s President and Chief Executive Officer, requested that the transaction bonus to which he was entitled under the LSF8 Gypsum Holdings, L.P. Long Term Incentive Plan (the “LTIP”) in connection with the Company’s recently completed secondary public offering and share repurchase be reduced by an aggregate of $350,000 with the understanding that such amount would be paid to other key employees, including Mr. Dennis Romps, the Company’s Chief Accounting Officer and Senior Vice President and Corporate Controller and one of the Company’s named executive officers. Mr. Romps will receive a gross payment of $200,000 from such amount. The terms of the LTIP are summarized in the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2015, the Company held its Annual Meeting of Stockholders, at which the following items were voted upon. Each proposal is summarized in greater detail in the Proxy Statement.

(1)	Election of Class I Directors:

Kevin J. Barner

For	Votes Withheld
32,704,398	6,664,987

Chadwick S. Suss

For	Votes Withheld
29,438,590	9,930,795

Kyle S. Volluz

For	Votes Withheld
27,558,392	11,805,243

There were 2,536,852 broker non-votes for each nominee.

(2)	Approval of the Continental Building Products, Inc. Employee Stock Purchase Plan:

For	Against	Abstain
39,136,244	171,947	61,194

There were 2,536,852 broker non-votes on the proposal.

(3)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015:

For	Against	Abstain
41,841,542	3,180	0

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Continental Building Products, Inc.

May 21, 2015	By:	/s/ Timothy Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel